SMITH BARNEY INVESTMENT FUNDS INC.
On behalf of
SMITH BARNEY CONTRARIAN FUND

Supplement dated January 14, 2000 to
Prospectus dated April 30, 1999

In connection with the announcement on January 7, 2000 that
 the Board of Directors of Smith
Barney Investment Funds
Inc, ( the "Board") on behalf of Smith Barney
Contrarian Fund (the "Contrarian Fund") had approved a proposed reorganization pursuant to which Smith Barney
Fundamental Value Fund Inc.("Fundamental Value Fund") would acquire the assets of and assume the stated liabilities of the Contrarian Fund in exchange for shares of Fundamental Value Fund, please be advised that it is anticipated that as of March 1, 2000
Contrarian Fund will no longer be accepting investments.